UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 13, 2021

DSG GLOBAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53988	26-1134956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 - 5455 152nd Street, Surrey, British Columbia, Canada	V3S 5A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(604) 575-3848

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	DSGT	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective as at September 13, 2021, DSG Global Inc (“we”, “us”, “our”, the “Company”) entered into a securities purchase agreement (the “SPA”) with Tiger Trout Capital Puerto Rico LLC. Pursuant to the SPA, Tiger Trout Capital has agreed to provide us with cash proceeds of $2,000,000, which amount was funded on September 21, 2021. In exchange, we issued to Tiger Trout Capital an unsecured 90 day promissory note in the principal amount of $2,400,000 (the “Note”), which amount is inclusive of a $400,000 original issue discount, and which bears interest at 9% per annum. No interest will accrue for the first 45 days following the funding date provided that, if the Note is not paid in full before December 20, 2021, an additional $100,000 of guaranteed interest will be added to the Note. An additional $100,000 of guaranteed interest will be added to the Note on the 20th day of each succeeding month during which any portion of the Note (including principal and accrued interest) remains unpaid. All principal and interest will become payable within 2 business days following the earlier of June 20, 2022 , and our receipt of the first $2,500,000 in proceeds from capital raised through the efforts of Maxim Group LLC (including but not limited to proceeds raised our potential firm commitment underwritten public offering registered on Form S-1 (SEC Registration No. 333-255409). Principal or interest on the Note which is not paid when due or during any other period of default will bear interest 24% per annum.

The holder of the Note will be entitled, upon the occurrence and for the duration of any default by the Company in respect of the Note, to convert any then outstanding principal or interest into common shares of the Company at the price that is equal to a 40% discount to the lowest trading price of the Company’s common shares during the 30 day trading period prior to the conversion date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company hereby incorporates by reference the disclosure made in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

10.1	Securities Purchase Agreement dated September 13, 2021 with Tiger Trout Capital Puerto Rico LLC.

10.2	Promissory Note dated September 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSG GLOBAL INC.

By:	/s/ Robert Silzer
Robert Silzer
President, CEO and Director

Date: September 27, 2021